UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2007
                                                         ----------------



                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-31565                 06-1377322
------------------------------    ---------------      -------------------------
 (State or other jurisdiction       Commission             (I.R.S. Employer
    of incorporation or             File Number           Identification No.)
       organization)

                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



Item 5.04      Temporary Suspension of Trading Under Registrant's Employee
               -----------------------------------------------------------
               Benefit Plans
               -------------

               On November 9, 2007, New York Community Bancorp, Inc. (the "Company") sent a notice to its executive officers and directors informing them that a blackout period with respect to the New York Community Bancorp, Inc. Employee Savings Plan will be in effect beginning November 26, 2007 and is expected to end on December 9, 2007. The Company provided notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

       (a)     Financial Statements of Businesses Acquired: Not applicable

       (b)     Pro Forma Financial Information: Not applicable

       (c)     Shell Company Transactions: Not applicable

       (d)     Exhibits

               Number    Description
               ------    -----------

               99.1 Notice sent to directors and executive officers of New York Community Bancorp, Inc.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NEW YORK COMMUNITY BANCORP, INC.



Date: November 9, 2007         By:   /s/ Ilene A. Angarola
                                     ---------------------
                                     Ilene A. Angarola
                                     First Senior Vice President and
                                      Director, Investor Relations

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description
-----------      -----------

99.1 Notice sent to directors and executive officers of New York Community Bancorp, Inc.